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                               POWER OF ATTORNEY

   I, the undersigned Trustee of Pioneer Securitized Income Fund (the "Trust"), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) any Registration Statement on Form N-2 filed by the Trust, and any and all amendments thereto, (ii) any application, notice or other filings with the Securities and Exchange Commission on behalf of the Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements and amendments to said Registration Statement.

   IN WITNESS WHEREOF, I have hereunder set my hand on this 16th day of July, 2019.

/s/ David R. Bock                         /s/ Lorraine H. Monchak
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David R. Bock                             Lorraine H. Monchak

/s/ Diane Durnin                          /s/ Thomas J. Perna
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Diane Durnin                              Thomas J. Perna

/s/ Benjamin M. Friedman                  /s/ Marguerite A. Piret
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Benjamin M. Friedman                      Marguerite A. Piret

/s/ Margaret B. W. Graham                 /s/ Fred J. Ricciardi
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Margaret B. W. Graham                     Fred J. Ricciardi

/s/ Lisa M. Jones                         /s/ Kenneth J. Taubes
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Lisa M. Jones                             Kenneth J. Taubes